UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State of Incorporation)	(Commission File No.)	(I.R.S Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 323-1200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

This Form 8-K/A amends the Current Report on Form 8-K of Nanophase Technologies Corporation (the “Company”), originally filed with the Securities and Exchange Commission on July 26, 2005 (the “8-K”). This Form 8-K/A is being filed solely to correct a typographical error in Item 2.02 of the 8-K which mistakenly indicated that on June 30, 2005 the Company issued a press release announcing its financial results for the quarter ended March 31, 2005. The 8-K should have correctly indicated that on July 26, 2005 the Company issued a press release announcing its financial results for the quarter and six months ended June 30, 2005. There are no other changes.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

By	/S/ JOSEPH CROSS
Joseph Cross,
Chief Executive Officer

Date: July 27, 2005